UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2015

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2015, Novavax, Inc. (the “Company”), entered into an agreement (“Grant Agreement”) with the Bill and Melinda Gates Foundation (“BMGF”), under which the Company was awarded a grant totaling up to $89.1 million (the “Grant”) to support the development of its respiratory syncytial virus F-protein recombinant nanoparticle vaccine candidate (“RSV F Vaccine”) for the protection of infants via maternal immunization (the “Project”). The Grant will support key development milestones, including a global Phase 3 clinical trial in pregnant women in their third trimester, product licensing efforts and WHO prequalification (“WHOPQ”) of the RSV F Vaccine, with the expectation that the vaccine would be made available by Novavax in certain middle and low income countries.

The Company concurrently entered into a Global Access Commitments Agreement (“GACA”) with BMGF as a part of the Grant Agreement. Under the terms of the GACA, among other things, the Company agreed to make the RSV F Vaccine available and accessible at affordable pricing to people in certain low and middle income countries. In addition, under the GACA, the Company made certain volume production and pricing commitments. Unless earlier terminated by BMGF, the GACA will continue in effect until the latter of 15 years from its effective date, or 10 years after the first sale of a product under defined circumstances, unless earlier terminated by BMGF. The term of the GACA may be extended in certain circumstances, by a period of up to five additional years.

The foregoing descriptions of the Grant and GACA do not purport to be complete and are qualified in their entirety by references to the Company’s Grant and GACA, which will be filed with the Securities and Exchange Commission as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Item 8.01. Other Events.

On September 29, 2015, the Company issued a press release announcing this transaction. A copy of this press release is attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 29, 2015, regarding award of BMGF Grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc. (Registrant)

Date: September 30, 2015	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 29, 2015, regarding award of BMGF Grant.